                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               _________________


                                   FORM 8-K
                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported):  July 22, 1999



                                  DYNEGY INC.
            (Exact name of registrant as specified in its charter)



               DELAWARE                 1-11156                94-3248415
      (State of Incorporation)  (Commission File Number)  (I.R.S. Employer
                                                          Identification Number)

       1000 LOUISIANA, SUITE 5800
            HOUSTON, TEXAS                                 77002
(Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (713) 507-6400
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ITEM 5.   OTHER EVENTS

     On July 22, 1999, Dynegy Inc., a Delaware corporation (the "Company"), entered into an Underwriting Agreement, attached as Exhibit 1.1 hereto, with the Underwriters named therein with respect to the issue and sale by the Company of $200,000,000 aggregate principal amount of 6.875% Senior Notes due July 15, 2002 and $200,000,000 aggregate principal amount of 7.450% Senior Notes due July 15, 2006 (collectively, the "Senior Notes") in an underwritten public offering. The Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statement on Form S-3 (File No. 333-60253). The closing respecting the Senior Notes occurred on July 27, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit No.  Description of Exhibit
-----------  ----------------------

1.1 Underwriting Agreement dated July 22, 1999, among the Company and the Underwriters named therein relating to the sale of the Senior Notes.

4.1          Form of 6.875% Senior Note due 2002.

4.2          Form of 7.450% Senior Note due 2006.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 30, 1999

                                     DYNEGY INC.


                                     By: /s/ Kenneth E. Randolph
                                         --------------------------------
                                         Name:  Kenneth E. Randolph
                                         Title: Senior Vice President,
                                                General Counsel and Secretary

                                       3
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                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER      DESCRIPTION
  -------     -----------

   1.1 Underwriting Agreement dated July 22, 1999, among the Company and the Underwriters named therein relating to the sale of the Senior Notes.

   4.1        Form of 6.875% Senior Note due 2002.

   4.2        Form of 7.450% Senior Note due 2006.

                                       4